UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2010
Cambium Learning Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34575	27-0587428

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

1800 Valley View Lane, Suite 400 Dallas, Texas	75234-8923

(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (214) 932-9500
(Former Name or Former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
In connection with the intention of Cambium Learning Group, Inc. (the “Company”) to offer $175 million aggregate principal amount of senior secured notes due 2016 (the “Notes”) in an offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”) and enter into a new asset-based revolving credit facility (see “Item 8.01 Other Events” below), the Company intends to disclose certain information attached hereto as Exhibit 99.1. The information attached hereto as Exhibit 99.1, some of which has not been previously reported, is excerpted from a confidential offering memorandum that is being circulated in connection with such private offering. At December 31, 2010, the Company expects to have approximately $30 to $35 million in cash and cash equivalents and no borrowings outstanding under its new asset-based revolving credit facility (other than approximately $2.2 million of letters of credit that will be rolled over to the new revolving credit facility from the Company’s existing senior secured credit facility). The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by the Company as to the materiality of such information.
Item 8.01 Other Events
On November 19, 2010, the Company issued a press release announcing its intention to offer $175 million aggregate principal amount of senior secured notes due 2016 in an offering pursuant to Rule 144A and Regulation S under the Securities Act and enter into a new asset-based revolving credit facility. Pursuant to Rule 135c under the Securities Act, a copy of such press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.
The press release attached hereto as Exhibit 99.2 shall not constitute an offer to sell, or the solicitation of an offer to buy, any of the Notes, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act and applicable state securities laws. The Notes will be offered inside the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to persons outside the United States in reliance on Regulation S under the Securities Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Regulation FD Disclosure

99.2	Press Release issued by Cambium Learning Group, Inc., dated November 19, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 19, 2010

CAMBIUM LEARNING GROUP, INC.
By:	/s/ Todd Buchardt
Todd Buchardt
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Regulation FD Disclosure

99.2	Press Release issued by Cambium Learning Group, Inc., dated November 19, 2010.